UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2017

ULTRAGENYX PHARMACEUTICAL INC.

(Exact name of registrant as specified in charter)

Delaware	001-36276	27-2546083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Leveroni Court, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 483-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.Other Events.

On August 22, 2017, Ultragenyx Pharmaceutical Inc. (the “Company”) issued a press release announcing top-line results from the Phase 3 study of Ace-ER in GNE Myopathy (the “Ace-ER Release”).

On August 24, 2017, the Company issued a press release announcing the submission of a Biologics License Application with the Food and Drug Administration for Burosumab (the “BLA Release”).

A copy of the Ace-ER Release is filed herewith as Exhibit 99.1 and a copy of the BLA Release is filed herewith as Exhibit 99.2.

Item 9.01Financial Statements and Exhibits

(d) Exhibits

Exhibit No.Description

99.1Press Release, dated August 22, 2017

99.2Press Release, dated August 24, 2017

***

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 24, 2017

Ultragenyx Pharmaceutical Inc.

By:       /s/ Shalini Sharp
Name:  Shalini Sharp
Title:    Executive Vice President, Chief Financial

             Officer

EXHIBIT INDEX

Exhibit No.Description

99.1Press Release, dated August 22, 2017

99.2Press Release, dated August 24, 2017